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                                                                    EXHIBIT 10.9

                     FIRST AMENDMENT TO SECURITY AGREEMENT

       This First Amendment to Security Agreement (the "First Amendment to Security Agreement"), dated as of April 15, 1997, is made and entered into by and between Dawson Geophysical Company, a Texas corporation (the "Debtor"), and Norwest Bank Texas, N.A., a national banking association (the "Secured Party").

                                   WITNESSETH

       WHEREAS, the Debtor and the Secured Party have entered into that certain Loan Agreement, dated as of April 1, 1996, providing for the loans and the other matters set forth therein;

       WHEREAS, pursuant to the terms and conditions of the Loan Agreement, the Debtor and the Secured Party also entered into that certain Security Agreement, dated as of April 1, 1996;

       WHEREAS, at the request of Debtor, the Lender is willing to amend the Loan Agreement to provide for, among other things, additional financing requested by the Debtor, but only upon and subject to the terms and conditions of that certain First Amendment to Loan Agreement, dated of even date herewith, and the further condition precedent that Debtor execute and deliver this First Amendment to Security Agreement;

       NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

SECTION 1. DEFINED TERMS.

       All terms defined in the Security Agreement, and not otherwse defined in this First Amendment, shall have the meanings given them in the Security Agreement when used herein.

SECTION 2. AMENDMENTS TO SECURITY AGREEMENT.

       (a) All references in the Security Agreement to "Secured Party" and "Norwest Bank Texas, Midland, N.A." shall mean Norwest Bank Texas, N.A., a national banking association with its principal offices at 500 West Texas, Midland, Texas 79701.




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        (b)     all references to the "Notes" appearing in the Security
Agreement shall mean and be deemed to include the same "Notes" as are described and defined in the Loan Agreement, as amended by that certain First Amendment to Loan Agreement, dated of even date herewith.

        (c) Exhibit B to the Security Agreement is hereby deleted in its entirety and a new Exhibit B in the form and content attached to this First Amendment to Security Agreement shall be, and it hereby is, substituted in place thereof.


SECTION 3.      NO OTHER AMENDMENTS; RATIFICATION.

        Except as expressly amended and modified by this First Amendment to Security Agreement, all of the provisions and covenants of the Security Agreement and all exhibits thereto are and shall continue to remain in full force and effect in accordance with the terms thereof and all of such provisions, covenants and exhibits are hereby ratified and confirmed by the Debtor as of the date of this First Amendment to Security Agreement as if the Security Agreement were executed as of the date of this First Amendment to Security Agreement.


SECTION 4.      COUNTERPARTS.

        This First Amendment to Security Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


SECTION 5.      GOVERNING LAW.

        THIS FIRST AMENDMENT TO SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.


SECTION 6.      GLOBAL AMENDMENT OF SECURITY AGREEMENT.

        The Security Agreement is hereby modified wherever necessary or appropriate, and even though not specifically addressed herein, so as to conform to the amendments to the Security Agreement as set forth herein, and the Debtor covenants to observe, comply with and perform each and all of the terms and provisions of the Security Agreement, as modified hereby. The Security Agreement is hereby amended so that any reference to such Security Agreement shall mean the Security Agreement as amended hereby.


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        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Security Agreement to be executed and delivered by their respective duly authorized officers as of the date and year first above written.



                                                NORWEST BANK TEXAS, N.A.,
                                                a national banking association



                                                BY: /s/ MARK D. McKINNEY
                                                    --------------------
                                                    Mark D. McKinney,
                                                    Senior Vice President



                                                DAWSON GEOPHYSICAL COMPANY



                                                BY: /s/ L. DECKER DAWSON
                                                    --------------------
                                                    L. Decker Dawson,
                                                    President



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